Exhibit 99.2

Financial Supplement
First Quarter 2019
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company dac	AA-	NR	NR
RGA Global Reinsurance Company, Ltd.	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Omnilife Insurance Company Limited	A+	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
Financial Supplement
1st Quarter 2019

Reinsurance Group of America, Incorporated
Quarterly Financial Supplement
Non-GAAP Disclosures
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (“RGA”) with the SEC. The consolidated financial information herein include the assets, liabilities, and results of operations of RGA and its subsidiaries, all of which are wholly owned (collectively, the “Company”).
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to adjusted operating income before income tax is presented in the appendix.
RGA evaluates its shareholders’ equity position excluding the impact of accumulated other comprehensive income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
RGA uses a non-GAAP financial measure called adjusted operating return on equity, which is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Additionally, RGA uses a non-GAAP financial measure called book value per share excluding the impact of AOCI that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation. A reconciliation of shareholders’ equity before and after the impact of AOCI is presented in the appendix.

Reinsurance Group of America, Incorporated Financial Highlights
	Three Months Ended					Current Qtr vs. PY Quarter
(USD thousands, except in force & per share data)	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
Net premiums	$2,737,813	$2,804,723	$2,562,042	$2,594,460	$2,582,551	$155,262
Net income	169,507	110,039	301,199	204,374	100,230	69,277
Adjusted operating income	167,155	221,751	259,417	202,054	105,746	61,409
Return on equity - annualized	7.5%	5.2%	14.0%	9.3%	4.3%	3.2%
Return on equity - trailing 12 months	8.9%	8.1%	20.8%	20.2%	21.1%	(12.2)%
Adjusted operating return on equity (ex AOCI):
Annualized	8.5%	11.4%	13.5%	10.7%	5.6%	2.9%
Trailing 12 months	11.0%	10.3%	10.0%	9.9%	10.3%	0.7%
Total assets	$66,692,481	$64,535,245	$62,972,642	$59,766,497	$60,954,823	$5,737,658
Assumed Life Reinsurance In Force (in billions)
U.S. and Latin America Traditional	$1,618.9	$1,610.1	$1,609.8	$1,608.7	$1,606.5	$12.4
U.S. and Latin America Financial Solutions	2.0	2.1	2.1	2.1	2.1	(0.1)
Canada Traditional	394.1	383.5	400.4	391.9	396.8	(2.7)
Europe, Middle East and Africa Traditional	726.1	716.3	706.5	743.3	772.5	(46.4)
Asia Pacific Traditional	623.4	616.9	588.1	594.3	605.7	17.7
Asia Pacific Financial Solutions	0.1	0.3	0.3	0.3	0.2	(0.1)
Total assumed life reinsurance in force	$3,364.6	$3,329.2	$3,307.2	$3,340.6	$3,383.8	$(19.2)
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$28.8	$26.3	$27.6	$29.3	$23.3	$5.5
Canada Traditional	8.4	9.4	7.7	7.7	18.3	(9.9)
Europe, Middle East and Africa Traditional	33.2	58.6	48.2	45.4	38.0	(4.8)
Asia Pacific Traditional	8.9	20.3	12.2	17.3	17.1	(8.2)
Total assumed new business production	$79.3	$114.6	$95.7	$99.7	$96.7	$(17.4)
Per Share and Shares Data
Basic earnings per share
Net income	$2.70	$1.75	$4.76	$3.19	$1.55	$1.15
Adjusted operating income	$2.66	$3.53	$4.10	$3.15	$1.64	$1.02
Diluted earnings per share
Net income	$2.65	$1.72	$4.68	$3.13	$1.52	$1.13
Adjusted operating income	$2.61	$3.46	$4.03	$3.10	$1.61	$1.00

Wgt. average common shares outstanding
Basic	62,758	62,815	63,279	64,071	64,490	(1,732)
Diluted	64,027	64,156	64,296	65,250	65,872	(1,845)

Common shares issued	79,138	79,138	79,138	79,138	79,138	—
Treasury shares	16,594	16,324	16,187	15,466	14,625	1,969
Common shares outstanding	62,544	62,814	62,951	63,672	64,513	(1,969)

Book value per share	$154.61	$134.53	$136.29	$135.09	$139.64	$14.97
Per share effect of AOCI	$28.23	$10.14	$12.92	$15.78	$22.15	$6.08
Book value per share, excluding AOCI	$126.38	$124.39	$123.37	$119.31	$117.49	$8.89

Stockholders’ dividends paid	$37,707.3	$37,668.5	$38,071.2	$32,128.8	$32,241.1	$5,466.2

Reinsurance Group of America, Incorporated Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations) (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2019	2018	2018	2018	2018	Quarter
Revenues:
Net premiums	$2,737,813	$2,804,723	$2,562,042	$2,594,460	$2,582,551	$155,262
Investment income, net of related expenses	579,877	521,393	572,742	528,061	516,329	63,548
Investment related gains (losses), net
OTTI on fixed maturity securities	(9,453)	(14,439)	(10,705)	(3,350)	—	(9,453)
Other investment related gains (losses), net	17,241	(124,590)	(9,312)	(7,222)	(470)	17,711
Total investment related gains (losses), net	7,788	(139,029)	(20,017)	(10,572)	(470)	8,258
Other revenue	94,553	91,431	112,764	83,959	75,297	19,256
Total revenues	3,420,031	3,278,518	3,227,531	3,195,908	3,173,707	246,324
Benefits and expenses:
Claims and other policy benefits	2,508,324	2,467,315	2,209,920	2,279,593	2,362,101	146,223
Interest credited	133,189	92,136	143,292	109,327	80,449	52,740
Policy acquisition costs and other insurance expenses	311,881	334,703	310,639	320,276	356,902	(45,021)
Other operating expenses	201,483	199,642	200,262	194,959	191,274	10,209
Interest expense	40,173	39,586	33,290	37,025	37,454	2,719
Collateral finance and securitization expense	8,417	7,190	7,467	7,440	7,602	815
Total benefits and expenses	3,203,467	3,140,572	2,904,870	2,948,620	3,035,782	167,685
Income before income taxes	216,564	137,946	322,661	247,288	137,925	78,639
Provision for income taxes	47,057	27,907	21,462	42,914	37,695	9,362
Net income	$169,507	$110,039	$301,199	$204,374	$100,230	$69,277
Pre-tax adjusted operating income reconciliation:
Income before income tax	$216,564	$137,946	$322,661	$247,288	$137,925	$78,639
Investment and derivative losses (1)	13,278	32,023	52,455	37,221	31,643	(18,365)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	2,092	32,932	2,081	(8,805)	(13,611)	15,703
GMXB embedded derivatives (1)	(18,161)	77,697	(32,133)	(15,324)	(14,785)	(3,376)
Funds withheld (gains) losses - investment income	5,804	(30)	614	(13,100)	10,292	(4,488)
EIA embedded derivatives - interest credited	1,518	12,222	(1,602)	565	(28,563)	30,081
DAC offset, net	(11,540)	(12,498)	(110)	1,755	21,324	(32,864)
Investment (income) loss on unit-linked variable annuities	(12,342)	10,536	(2,402)	(4,127)	2,652	(14,994)
Interest credited on unit-linked variable annuities	12,342	(10,536)	2,402	4,127	(2,652)	14,994
Interest expense on uncertain tax positions	2,667	—	—	—	—	2,667
Non-investment derivatives	430	(202)	(553)	477	76	354
Adjusted operating income before income taxes	$212,652	$280,090	$343,413	$250,077	$144,301	$68,351

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations) - continued (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2019	2018	2018	2018	2018	Quarter
After-tax adjusted operating income reconciliation:
Net income	$169,507	$110,039	$301,199	$204,374	$100,230	$69,277
Investment and derivative losses (1)	10,668	25,067	41,548	29,195	24,702	(14,034)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	1,653	26,017	1,644	(6,956)	(10,753)	12,406
GMXB embedded derivatives (1)	(14,347)	61,380	(25,385)	(12,106)	(11,680)	(2,667)
Funds withheld (gains) losses - investment income	4,585	(24)	485	(10,349)	8,131	(3,546)
EIA embedded derivatives - interest credited	1,199	9,655	(1,266)	447	(22,565)	23,764
DAC offset, net	(9,117)	(9,874)	(86)	1,386	16,846	(25,963)
Investment (income) loss on unit-linked variable annuities	(9,750)	8,324	(1,898)	(3,260)	2,095	(11,845)
Interest credited on unit-linked variable annuities	9,750	(8,324)	1,898	3,260	(2,095)	11,845
Interest expense on uncertain tax positions	2,107	—	—	—	—	2,107
Non-investment derivatives	340	(160)	(437)	377	60	280
Uncertain tax positions and other tax related items	560	(349)	(58,285)	(4,314)	775	(215)
Adjusted operating income	$167,155	$221,751	$259,417	$202,054	$105,746	$61,409

Wgt. average common shares outstanding (diluted)	64,027	64,156	64,296	65,250	65,872	(1,845)

Diluted earnings per share - adjusted operating income	$2.61	$3.46	$4.03	$3.10	$1.61	$1.00

Foreign currency effect on (2):
Net premiums	$(78,797)	$(43,803)	$(33,440)	$40,891	$79,348	$(158,145)
Adjusted operating income (loss) before income taxes	$(9,361)	$(4,914)	$(1,293)	$5,422	$8,325	$(17,686)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Consolidated Balance Sheets (USD thousands)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
Assets
Fixed maturity securities, available-for-sale	$41,738,443	$39,992,346	$39,005,212	$36,784,954	$37,945,260
Equity securities	89,865	82,197	101,069	108,070	103,983
Mortgage loans on real estate	5,117,545	4,966,298	4,779,074	4,558,669	4,437,994
Policy loans	1,312,349	1,344,980	1,320,050	1,339,252	1,346,930
Funds withheld at interest	5,729,838	5,761,471	5,976,301	5,981,092	6,005,892
Short-term investments	119,215	142,598	229,928	123,028	130,430
Other invested assets	2,006,870	1,915,297	1,706,979	1,605,562	1,512,147
Total investments	56,114,125	54,205,187	53,118,613	50,500,627	51,482,636
Cash and cash equivalents	2,020,396	1,889,733	1,730,489	1,397,679	1,510,407
Accrued investment income	442,956	427,893	455,296	400,160	408,338
Premiums receivable and other reinsurance balances	2,857,673	3,017,868	2,779,556	2,617,382	2,620,515
Reinsurance ceded receivables	814,806	757,572	769,324	789,429	810,554
Deferred policy acquisition costs	3,404,593	3,397,770	3,211,145	3,205,667	3,245,851
Other assets	1,037,932	839,222	908,219	855,553	876,522
Total assets	$66,692,481	$64,535,245	$62,972,642	$59,766,497	$60,954,823

Liabilities and stockholders’ equity
Future policy benefits	$25,976,847	$25,285,400	$25,139,148	$22,286,622	$22,645,243
Interest-sensitive contract liabilities	17,750,197	18,004,526	16,751,379	16,513,668	16,661,602
Other policy claims and benefits	5,911,554	5,642,755	5,424,347	5,334,210	5,361,149
Other reinsurance balances	517,096	487,177	482,235	412,846	483,708
Deferred income taxes	2,144,680	1,798,800	1,883,848	2,009,514	2,085,631
Other liabilities	1,278,108	1,396,200	1,213,595	1,094,826	1,167,596
Long-term debt	2,787,717	2,787,873	2,787,975	2,788,111	2,788,240
Collateral finance and securitization notes	656,174	681,961	710,792	724,998	753,393
Total liabilities	57,022,373	56,084,692	54,393,319	51,164,795	51,946,562

Stockholders’ equity:
Common stock, at par value	791	791	791	791	791
Additional paid-in-capital	1,906,291	1,898,652	1,899,144	1,887,336	1,880,352
Retained earnings	7,412,081	7,284,949	7,215,526	6,952,170	6,797,545
Treasury stock	(1,415,020)	(1,370,602)	(1,348,943)	(1,243,566)	(1,098,823)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	(147,312)	(168,698)	(119,298)	(142,187)	(87,510)
Unrealized appreciation of securities, net of income taxes	1,964,370	856,159	982,352	1,198,338	1,567,057
Pension and postretirement benefits, net of income taxes	(51,093)	(50,698)	(50,249)	(51,180)	(51,151)
Total stockholders’ equity	9,670,108	8,450,553	8,579,323	8,601,702	9,008,261
Total liabilities and stockholders’ equity	$66,692,481	$64,535,245	$62,972,642	$59,766,497	$60,954,823

Total stockholders’ equity, excluding AOCI	$7,904,143	$7,813,790	$7,766,518	$7,596,731	$7,579,865

See appendix for reconciliation of total stockholders' equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2019	2018	2018	2018	2018	Quarter
Revenues:
Net premiums	$1,356,882	$1,500,210	$1,360,076	$1,373,548	$1,299,422	$57,460
Investment income, net of related expenses	185,534	184,823	181,396	180,478	183,060	2,474
Investment related gains (losses), net	(6,472)	2,802	(33)	3,725	1,683	(8,155)
Other revenue	4,722	6,267	6,351	6,396	5,529	(807)
Total revenues	1,540,666	1,694,102	1,547,790	1,564,147	1,489,694	50,972

Benefits and expenses:
Claims and other policy benefits	1,300,065	1,347,292	1,191,489	1,255,007	1,254,961	45,104
Interest credited	19,874	20,453	20,321	20,992	20,280	(406)
Policy acquisition costs and other insurance expenses	176,003	195,437	183,433	182,064	177,640	(1,637)
Other operating expenses	33,070	35,708	36,219	34,106	33,921	(851)
Total benefits and expenses	1,529,012	1,598,890	1,431,462	1,492,169	1,486,802	42,210

Income before income taxes	$11,654	$95,212	$116,328	$71,978	$2,892	$8,762

Loss and expense ratios:
Claims and other policy benefits	95.8%	89.8%	87.6%	91.4%	96.6%	(0.8)%
Policy acquisition costs and other insurance expenses	13.0%	13.0%	13.5%	13.3%	13.7%	(0.7)%
Other operating expenses	2.4%	2.4%	2.7%	2.5%	2.6%	(0.2)%

Foreign currency effect on (1):
Net premiums	$(520)	$(625)	$(995)	$(608)	$944	$(1,464)
Income (loss) before income taxes	$59	$10	$261	$185	$(49)	$108

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Qtr vs. PY
	2019	2018	2018	2018	2018	Quarter
Revenues:
Net premiums	$1,356,882	$1,500,210	$1,360,076	$1,373,548	$1,299,422	$57,460
Investment income, net of related expenses	185,534	184,823	181,396	180,478	183,060	2,474
Other revenue	4,722	6,267	6,351	6,396	5,529	(807)
Total revenues	1,547,138	1,691,300	1,547,823	1,560,422	1,488,011	59,127

Benefits and expenses:
Claims and other policy benefits	1,300,065	1,347,292	1,191,489	1,255,007	1,254,961	45,104
Interest credited	19,874	20,453	20,321	20,992	20,280	(406)
Policy acquisition costs and other insurance expenses	176,003	195,437	183,433	182,064	177,640	(1,637)
Other operating expenses	33,070	35,708	36,219	34,106	33,921	(851)
Total benefits and expenses	1,529,012	1,598,890	1,431,462	1,492,169	1,486,802	42,210

Adjusted operating income before income taxes	$18,126	$92,410	$116,361	$68,253	$1,209	$16,917

Loss and expense ratios:
Claims and other policy benefits	95.8%	89.8%	87.6%	91.4%	96.6%	(0.8)%
Policy acquisition costs and other insurance expenses	13.0%	13.0%	13.5%	13.3%	13.7%	(0.7)%
Other operating expenses	2.4%	2.4%	2.7%	2.5%	2.6%	(0.2)%

Foreign currency effect on (1):
Net premiums	$(520)	$(625)	$(995)	$(608)	$944	$(1,464)
Adjusted operating income (loss) before income taxes	$59	$10	$261	$185	$(49)	$108

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Asset Intensive GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2019	2018	2018	2018	2018	Quarter
Revenues:
Net premiums	$7,210	$8,427	$6,885	$6,699	$5,192	$2,018
Investment income, net of related expenses	197,221	169,922	200,397	171,810	157,912	39,309
Investment related gains (losses), net	1,046	(59,261)	581	776	676	370
Other revenue	22,674	27,365	53,735	24,065	22,959	(285)
Total revenues	228,151	146,453	261,598	203,350	186,739	41,412

Benefits and expenses:
Claims and other policy benefits	48,099	44,704	46,995	22,590	15,945	32,154
Interest credited	88,710	72,142	110,673	74,810	54,212	34,498
Policy acquisition costs and other insurance expenses	19,233	28,436	30,519	37,939	62,035	(42,802)
Other operating expenses	7,151	6,969	7,921	7,171	7,285	(134)
Total benefits and expenses	163,193	152,251	196,108	142,510	139,477	23,716

Income (loss) before income taxes	$64,958	$(5,798)	$65,490	$60,840	$47,262	$17,696

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Asset Intensive Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2019	2018	2018	2018	2018	Quarter
Revenues:
Net premiums	$7,210	$8,427	$6,885	$6,699	$5,192	$2,018
Investment income, net of related expenses	202,911	169,512	200,982	159,165	168,227	34,684
Other revenue	22,674	27,365	53,735	24,065	22,959	(285)
Total revenues	232,795	205,304	261,602	189,929	196,378	36,417

Benefits and expenses:
Claims and other policy benefits	48,099	44,704	46,995	22,590	15,945	32,154
Interest credited	87,192	59,920	112,275	74,245	82,775	4,417
Policy acquisition costs and other insurance expenses	30,773	40,934	30,629	36,184	40,711	(9,938)
Other operating expenses	7,151	6,969	7,921	7,171	7,285	(134)
Total benefits and expenses	173,215	152,527	197,820	140,190	146,716	26,499

Adjusted operating income before income taxes	$59,580	$52,777	$63,782	$49,739	$49,662	$9,918

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Asset Intensive (Continued) (USD millions)

	Three Months Ended
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
Annuity account values:
Fixed annuities (deferred)	$8,311	$8,461	$7,447	$7,101	$7,165

Net interest spread (fixed annuities)	1.6%	1.5%	1.8%	1.7%	1.6%

Equity-indexed annuities	$3,712	$3,782	$3,873	$3,931	$4,022

Variable annuities account values
No riders	$702	$797	$870	$877	$890
GMDB only	164	159	179	177	178
GMIB only	22	21	24	24	23
GMAB only	5	7	10	13	16
GMWB only	1,132	1,090	1,244	1,268	1,299
GMDB / WB	281	272	309	318	327
Other	18	19	23	24	28
Total variable annuities account values	$2,324	$2,365	$2,659	$2,701	$2,761

Fair value of liabilities associated with living benefit riders	$150	$168	$90	$122	$138

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$999	$991	$945	$955	$882

Bank-owned life insurance (BOLI)	$599	$596	$593	$589	$586

Other asset-intensive business	$136	$58	$59	$60	$61

Future policy benefits associated with:

Payout annuities	$4,974	$4,943	$5,004	$2,247	$2,255

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Financial Reinsurance GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2019	2018	2018	2018	2018	Quarter
Revenues:
Investment income, net of related expenses	$1,016	$1,766	$1,491	$1,504	$1,822	$(806)
Other revenue	25,493	24,878	27,759	25,094	24,791	702
Total revenues	26,509	26,644	29,250	26,598	26,613	(104)

Benefits and expenses:
Policy acquisition costs and other insurance expenses	5,376	4,084	5,324	2,609	4,000	1,376
Other operating expenses	2,814	3,166	2,343	2,441	2,454	360
Total benefits and expenses	8,190	7,250	7,667	5,050	6,454	1,736

Income before income taxes	$18,319	$19,394	$21,583	$21,548	$20,159	$(1,840)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Financial Reinsurance Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2019	2018	2018	2018	2018	Quarter
Revenues:
Investment income, net of related expenses	$1,016	$1,766	$1,491	$1,504	$1,822	$(806)
Other revenue	25,493	24,878	27,759	25,094	24,791	702
Total revenues	26,509	26,644	29,250	26,598	26,613	(104)

Benefits and expenses:
Policy acquisition costs and other insurance expenses	5,376	4,084	5,324	2,609	4,000	1,376
Other operating expenses	2,814	3,166	2,343	2,441	2,454	360
Total benefits and expenses	8,190	7,250	7,667	5,050	6,454	1,736

Adjusted operating income before income taxes	$18,319	$19,394	$21,583	$21,548	$20,159	$(1,840)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated Canada Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2019	2018	2018	2018	2018	Quarter
Revenues:
Net premiums	$255,257	$267,443	$243,105	$260,750	$252,723	$2,534
Investment income, net of related expenses	49,693	49,148	50,145	49,535	50,584	(891)
Investment related gains (losses), net	7,404	(2,932)	2,484	446	(731)	8,135
Other revenue	(21)	265	228	1,468	(257)	236
Total revenues	312,333	313,924	295,962	312,199	302,319	10,014

Benefits and expenses:
Claims and other policy benefits	199,856	200,693	210,292	223,935	212,825	(12,969)
Interest credited	55	51	6	21	5	50
Policy acquisition costs and other insurance expenses	53,908	59,461	56,224	58,541	57,032	(3,124)
Other operating expenses	8,235	8,072	8,291	7,897	8,750	(515)
Total benefits and expenses	262,054	268,277	274,813	290,394	278,612	(16,558)

Income before income taxes	$50,279	$45,647	$21,149	$21,805	$23,707	$26,572

Loss and expense ratios:
Loss ratios (creditor business)	21.4%	29.1%	27.2%	26.3%	27.0%	(5.6)%
Loss ratios (excluding creditor business)	85.1%	80.9%	94.7%	94.4%	92.2%	(7.1)%
Claims and other policy benefits / (net premiums + investment income)	65.5%	63.4%	71.7%	72.2%	70.2%	(4.7)%
Policy acquisition costs and other insurance expenses (creditor business)	64.7%	64.7%	64.2%	66.5%	65.2%	(0.5)%
Policy acquisition costs and other insurance expenses (excluding creditor business)	15.9%	16.8%	17.4%	16.2%	16.6%	(0.7)%
Other operating expenses	3.2%	3.0%	3.4%	3.0%	3.5%	(0.3)%

Foreign currency effect on (1):
Net premiums	$(12,692)	$(10,704)	$(10,468)	$10,222	$10,846	$(23,538)
Income (loss) before income taxes	$(2,563)	$(2,097)	$(1,075)	$579	$1,416	$(3,979)

Creditor reinsurance net premiums	$27,187	$30,299	$29,521	$32,453	$31,093	$(3,906)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Canada Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2019	2018	2018	2018	2018	Quarter
Revenues:
Net premiums	$255,257	$267,443	$243,105	$260,750	$252,723	$2,534
Investment income, net of related expenses	49,807	49,528	50,174	49,080	50,561	(754)
Investment related gains, net	1,623	1,381	1,258	1,258	1,142	481
Other revenue	(21)	265	228	1,468	(257)	236
Total revenues	306,666	318,617	294,765	312,556	304,169	2,497

Benefits and expenses:
Claims and other policy benefits	199,856	200,693	210,292	223,935	212,825	(12,969)
Interest credited	55	51	6	21	5	50
Policy acquisition costs and other insurance expenses	53,908	59,461	56,224	58,541	57,032	(3,124)
Other operating expenses	8,235	8,072	8,291	7,897	8,750	(515)
Total benefits and expenses	262,054	268,277	274,813	290,394	278,612	(16,558)

Adjusted operating income before income taxes	$44,612	$50,340	$19,952	$22,162	$25,557	$19,055

Loss and expense ratios:
Loss ratios (creditor business)	21.4%	29.1%	27.2%	26.3%	27.0%	(5.6)%
Loss ratios (excluding creditor business)	85.1%	80.9%	94.7%	94.4%	92.2%	(7.1)%
Claims and other policy benefits / (net premiums + investment income)	65.5%	63.3%	71.7%	72.3%	70.2%	(4.7)%
Policy acquisition costs and other insurance expenses (creditor business)	64.7%	64.7%	64.2%	66.5%	65.2%	(0.5)%
Policy acquisition costs and other insurance expenses (excluding creditor business)	15.9%	16.8%	17.4%	16.2%	16.6%	(0.7)%
Other operating expenses	3.2%	3.0%	3.4%	3.0%	3.5%	(0.3)%

Foreign currency effect on (1):
Net premiums	$(12,692)	$(10,704)	$(10,468)	$10,222	$10,846	$(23,538)
Adjusted operating income (loss) before income taxes	$(2,364)	$(2,273)	$(1,022)	$600	$1,512	$(3,876)

Creditor reinsurance net premiums	$27,187	$30,299	$29,521	$32,453	$31,093	$(3,906)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Canada Financial Solutions (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2019	2018	2018	2018	2018	Quarter
Revenues:
Net premiums	$21,989	$10,431	$10,681	$10,955	$11,305	$10,684
Investment income, net of related expenses	718	474	415	330	115	603
Other revenue	867	649	1,072	804	1,357	(490)
Total revenues	23,574	11,554	12,168	12,089	12,777	10,797

Benefits and expenses:
Claims and other policy benefits	21,153	9,775	10,003	7,915	9,115	12,038
Policy acquisition costs and other insurance expenses	449	188	190	292	96	353
Other operating expenses	624	396	329	338	375	249
Total benefits and expenses	22,226	10,359	10,522	8,545	9,586	12,640

Income before income taxes	$1,348	$1,195	$1,646	$3,544	$3,191	$(1,843)

Foreign currency effect on (2):
Net premiums	$(1,033)	$(423)	$(459)	$436	$501	$(1,534)
Income (loss) before income taxes	$(84)	$(69)	$(71)	$146	$188	$(272)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Canada Financial Solutions (1) Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2019	2018	2018	2018	2018	Quarter
Revenues:
Net premiums	$21,989	$10,431	$10,681	$10,955	$11,305	$10,684
Investment income, net of related expenses	718	474	415	330	115	603
Other revenue	867	649	1,072	804	1,357	(490)
Total revenues	23,574	11,554	12,168	12,089	12,777	10,797

Benefits and expenses:
Claims and other policy benefits	21,153	9,775	10,003	7,915	9,115	12,038
Policy acquisition costs and other insurance expenses	449	188	190	292	96	353
Other operating expenses	624	396	329	338	375	249
Total benefits and expenses	22,226	10,359	10,522	8,545	9,586	12,640

Adjusted operating income before income taxes	$1,348	$1,195	$1,646	$3,544	$3,191	$(1,843)

Foreign currency effect on (2):
Net premiums	$(1,033)	$(423)	$(459)	$436	$501	$(1,534)
Adjusted operating income (loss) before income taxes	$(84)	$(68)	$(71)	$146	$188	$(272)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2019	2018	2018	2018	2018	Quarter
Revenues:
Net premiums	$363,884	$352,522	$340,414	$354,534	$375,729	$(11,845)
Investment income, net of related expenses	18,802	17,201	16,190	17,087	15,764	3,038
Investment related gains (losses), net	—	(170)	—	—	9	(9)
Other revenue	1,320	1,673	455	917	2,280	(960)
Total revenues	384,006	371,226	357,059	372,538	393,782	(9,776)

Benefits and expenses:
Claims and other policy benefits	312,135	305,027	291,442	310,187	326,802	(14,667)
Policy acquisition costs and other insurance expenses	29,953	21,651	21,817	29,961	25,552	4,401
Other operating expenses	26,494	29,688	25,430	25,922	26,007	487
Total benefits and expenses	368,582	356,366	338,689	366,070	378,361	(9,779)

Income before income taxes	$15,424	$14,860	$18,370	$6,468	$15,421	$3

Loss and expense ratios:
Claims and other policy benefits	85.8%	86.5%	85.6%	87.5%	87.0%	(1.2)%
Policy acquisition costs and other insurance expenses	8.2%	6.1%	6.4%	8.5%	6.8%	1.4%
Other operating expenses	7.3%	8.4%	7.5%	7.3%	6.9%	0.4%

Foreign currency effect on (1):
Net premiums	$(32,565)	$(12,043)	$(6,362)	$18,659	$40,308	$(72,873)
Income (loss) before income taxes	$(1,733)	$(875)	$(363)	$978	$1,801	$(3,534)

Critical illness net premiums	$44,446	$45,292	$45,601	$47,851	$48,898	$(4,452)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2019	2018	2018	2018	2018	Quarter
Revenues:
Net premiums	$363,884	$352,522	$340,414	$354,534	$375,729	$(11,845)
Investment income, net of related expenses	18,802	17,201	16,190	17,087	15,764	3,038
Other revenue	1,320	1,673	455	917	2,280	(960)
Total revenues	384,006	371,396	357,059	372,538	393,773	(9,767)

Benefits and expenses:
Claims and other policy benefits	312,135	305,027	291,442	310,187	326,802	(14,667)
Policy acquisition costs and other insurance expenses	29,953	21,651	21,817	29,961	25,552	4,401
Other operating expenses	26,494	29,688	25,430	25,922	26,007	487
Total benefits and expenses	368,582	356,366	338,689	366,070	378,361	(9,779)

Adjusted operating income before income taxes	$15,424	$15,030	$18,370	$6,468	$15,412	$12

Loss and expense ratios:
Claims and other policy benefits	85.8%	86.5%	85.6%	87.5%	87.0%	(1.2)%
Policy acquisition costs and other insurance expenses	8.2%	6.1%	6.4%	8.5%	6.8%	1.4%
Other operating expenses	7.3%	8.4%	7.5%	7.3%	6.9%	0.4%

Foreign currency effect on (1):
Net premiums	$(32,565)	$(12,043)	$(6,362)	$18,659	$40,308	$(72,873)
Adjusted operating income (loss) before income taxes	$(1,733)	$(884)	$(363)	$978	$1,801	$(3,534)

Critical illness net premiums	$44,446	$45,292	$45,601	$47,851	$48,898	$(4,452)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Financial Solutions (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2019	2018	2018	2018	2018	Quarter
Revenues:
Net premiums	$52,101	$49,115	$49,104	$49,135	$47,979	$4,122
Investment income, net of related expenses	48,665	24,045	37,548	40,330	31,932	16,733
Investment related gains (losses), net	3,364	(8,568)	(87)	5,858	3,352	12
Other revenue	5,291	4,812	5,099	5,352	4,880	411
Total revenues	109,421	69,404	91,664	100,675	88,143	21,278

Benefits and expenses:
Claims and other policy benefits	48,878	34,615	24,211	21,854	42,471	6,407
Interest credited	12,342	(10,536)	2,402	4,127	(2,652)	14,994
Policy acquisition costs and other insurance expenses	631	1,033	814	1,054	1,080	(449)
Other operating expenses	9,180	8,643	8,032	8,271	8,080	1,100
Total benefits and expenses	71,031	33,755	35,459	35,306	48,979	22,052

Income before income taxes	$38,390	$35,649	$56,205	$65,369	$39,164	$(774)

Foreign currency effect on (2):
Net premiums	$(3,608)	$(1,627)	$(241)	$2,987	$5,368	$(8,976)
Income (loss) before income taxes	$(2,796)	$(1,164)	$(676)	$3,339	$4,318	$(7,114)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Financial Solutions (1) Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2019	2018	2018	2018	2018	Quarter
Revenues:
Net premiums	$52,101	$49,115	$49,104	$49,135	$47,979	$4,122
Investment income, net of related expenses	36,323	34,581	35,146	36,203	34,584	1,739
Other revenue	5,361	4,769	5,238	5,339	4,956	405
Total revenues	93,785	88,465	89,488	90,677	87,519	6,266

Benefits and expenses:
Claims and other policy benefits	48,878	34,615	24,211	21,854	42,471	6,407
Policy acquisition costs and other insurance expenses	631	1,033	814	1,054	1,080	(449)
Other operating expenses	9,180	8,643	8,032	8,271	8,080	1,100
Total benefits and expenses	58,689	44,291	33,057	31,179	51,631	7,058

Adjusted operating income before income taxes	$35,096	$44,174	$56,431	$59,498	$35,888	$(792)

Foreign currency effect on (2):
Net premiums	$(3,608)	$(1,627)	$(241)	$2,987	$5,368	$(8,976)
Adjusted operating income (loss) before income taxes	$(2,552)	$(1,400)	$(687)	$3,050	$3,965	$(6,517)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2019	2018	2018	2018	2018	Quarter
Revenues:
Net premiums	$646,741	$616,428	$551,695	$538,799	$589,513	$57,228
Investment income, net of related expenses	25,335	23,676	23,169	24,076	24,600	735
Investment related gains (losses), net	8	(1)	—	—	8	—
Other revenue	1,088	13,651	3,171	7,645	418	670
Total revenues	673,172	653,754	578,035	570,520	614,539	58,633

Benefits and expenses:
Claims and other policy benefits	546,454	522,999	431,570	435,592	495,194	51,260
Policy acquisition costs and other insurance expenses	50,323	56,256	42,063	37,584	58,782	(8,459)
Other operating expenses	39,771	40,754	42,395	38,482	37,676	2,095
Total benefits and expenses	636,548	620,009	516,028	511,658	591,652	44,896

Income before income taxes	$36,624	$33,745	$62,007	$58,862	$22,887	$13,737

Loss and expense ratios:
Claims and other policy benefits	84.5%	84.8%	78.2%	80.8%	84.0%	0.5%
Policy acquisition costs and other insurance expenses	7.8%	9.1%	7.6%	7.0%	10.0%	(2.2)%
Other operating expenses	6.1%	6.6%	7.7%	7.1%	6.4%	(0.3)%

Foreign currency effect on (1):
Net premiums	$(27,166)	$(18,381)	$(14,915)	$9,195	$21,345	$(48,511)
Income (loss) before income taxes	$(2,166)	$698	$1,181	$(66)	$954	$(3,120)

Critical illness net premiums	$252,072	$198,428	$191,099	$180,852	$235,721	$16,351

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2019	2018	2018	2018	2018	Quarter
Revenues:
Net premiums	$646,741	$616,428	$551,695	$538,799	$589,513	$57,228
Investment income, net of related expenses	25,335	23,676	23,169	24,076	24,600	735
Investment related gains (losses), net	4	(1)	(1)	—	3	1
Other revenue	1,088	13,651	3,171	7,645	418	670
Total revenues	673,168	653,754	578,034	570,520	614,534	58,634

Benefits and expenses:
Claims and other policy benefits	546,454	522,999	431,570	435,592	495,194	51,260
Policy acquisition costs and other insurance expenses	50,323	56,256	42,063	37,584	58,782	(8,459)
Other operating expenses	39,771	40,754	42,395	38,482	37,676	2,095
Total benefits and expenses	636,548	620,009	516,028	511,658	591,652	44,896

Adjusted operating income before income taxes	$36,620	$33,745	$62,006	$58,862	$22,882	$13,738

Loss and expense ratios:
Claims and other policy benefits	84.5%	84.8%	78.2%	80.8%	84.0%	0.5%
Policy acquisition costs and other insurance expenses	7.8%	9.1%	7.6%	7.0%	10.0%	(2.2)%
Other operating expenses	6.1%	6.6%	7.7%	7.1%	6.4%	(0.3)%

Foreign currency effect on (1):
Net premiums	$(27,166)	$(18,381)	$(14,915)	$9,195	$21,345	$(48,511)
Adjusted operating income (loss) before income taxes	$(2,191)	$697	$1,181	$(66)	$916	$(3,107)

Critical illness net premiums	$252,072	$198,428	$191,099	$180,852	$235,721	$16,351

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Financial Solutions (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2019	2018	2018	2018	2018	Quarter
Revenues:
Net premiums	$33,795	$83	$75	$30	$678	$33,117
Investment income, net of related expenses	10,269	10,006	10,145	10,184	10,394	(125)
Investment related gains (losses), net	4,069	(15,211)	(438)	1,904	3,467	602
Other revenue	6,395	5,596	6,385	5,874	5,307	1,088
Total revenues	54,528	474	16,167	17,992	19,846	34,682

Benefits and expenses:
Claims and other policy benefits	31,719	2,576	3,894	2,405	4,468	27,251
Interest credited	6,702	6,454	6,875	6,660	6,394	308
Policy acquisition costs and other insurance expenses	5,379	756	786	728	1,197	4,182
Other operating expenses	4,645	5,019	4,406	4,061	3,766	879
Total benefits and expenses	48,445	14,805	15,961	13,854	15,825	32,620

Income (loss) before income taxes	$6,083	$(14,331)	$206	$4,138	$4,021	$2,062

Foreign currency effect on (2):
Net premiums	$(1,213)	$—	$—	$—	$36	$(1,249)
Income (loss) before income taxes	$161	$272	$(41)	$38	$98	$63

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Financial Solutions (1) Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2019	2018	2018	2018	2018	Quarter
Revenues:
Net premiums	$33,795	$83	$75	$30	$678	$33,117
Investment income, net of related expenses	10,269	10,006	10,145	10,184	10,394	(125)
Investment related gains, net	1,321	1,140	695	630	724	597
Other revenue	6,395	5,596	6,385	5,874	5,307	1,088
Total revenues	51,780	16,825	17,300	16,718	17,103	34,677

Benefits and expenses:
Claims and other policy benefits	31,719	2,576	3,894	2,405	4,468	27,251
Interest credited	6,702	6,454	6,875	6,660	6,394	308
Policy acquisition costs and other insurance expenses	5,379	756	786	728	1,197	4,182
Other operating expenses	4,645	5,019	4,406	4,061	3,766	879
Total benefits and expenses	48,445	14,805	15,961	13,854	15,825	32,620

Adjusted operating income before income taxes	$3,335	$2,020	$1,339	$2,864	$1,278	$2,057

Foreign currency effect on (2):
Net premiums	$(1,213)	$—	$—	$—	$36	$(1,249)
Adjusted operating income (loss) before income taxes	$(100)	$(94)	$(34)	$66	$(42)	$(58)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Corporate and Other GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2019	2018	2018	2018	2018	Quarter
Revenues:
Net premiums	$(46)	$64	$7	$10	$10	$(56)
Investment income, net of related expenses	42,624	40,332	51,846	32,727	40,146	2,478
Investment related losses, net	(1,631)	(55,688)	(22,524)	(23,281)	(8,934)	7,303
Other revenue	26,724	6,275	8,509	6,344	8,033	18,691
Total revenues	67,671	(9,017)	37,838	15,800	39,255	28,416

Benefits and expenses:
Claims and other policy benefits	(35)	(366)	24	108	320	(355)
Interest credited	5,506	3,572	3,015	2,717	2,210	3,296
Policy acquisition costs and other insurance income	(29,374)	(32,599)	(30,531)	(30,496)	(30,512)	1,138
Other operating expenses	69,499	61,227	64,896	66,270	62,960	6,539
Interest expense	40,173	39,586	33,290	37,025	37,454	2,719
Collateral finance and securitization expense	8,417	7,190	7,467	7,440	7,602	815
Total benefits and expenses	94,186	78,610	78,161	83,064	80,034	14,152

Loss before income taxes	$(26,515)	$(87,627)	$(40,323)	$(67,264)	$(40,779)	$14,264

Foreign currency effect on (1):
Income (loss) before income taxes	$(73)	$(524)	$(636)	$762	$156	$(229)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Corporate and Other Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2019	2018	2018	2018	2018	Quarter
Revenues:
Net premiums	$(46)	$64	$7	$10	$10	$(56)
Investment income, net of related expenses	42,624	40,332	51,846	32,727	40,146	2,478
Investment related gains, net	2,049	1,103	434	632	908	1,141
Other revenue	27,084	6,116	7,817	6,834	8,033	19,051
Total revenues	71,711	47,615	60,104	40,203	49,097	22,614

Benefits and expenses:
Claims and other policy benefits	(35)	(366)	24	108	320	(355)
Interest credited	5,506	3,572	3,015	2,717	2,210	3,296
Policy acquisition costs and other insurance income	(29,374)	(32,599)	(30,531)	(30,496)	(30,512)	1,138
Other operating expenses	69,499	61,227	64,896	66,270	62,960	6,539
Interest expense	37,506	39,586	33,290	37,025	37,454	52
Collateral finance and securitization expense	8,417	7,190	7,467	7,440	7,602	815
Total benefits and expenses	91,519	78,610	78,161	83,064	80,034	11,485

Adjusted operating loss before income taxes	$(19,808)	$(30,995)	$(18,057)	$(42,861)	$(30,937)	$11,129

Foreign currency effect on (1):
Adjusted operating income (loss) before income taxes	$(396)	$(902)	$(558)	$463	$34	$(430)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Summary of Segment GAAP Income (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2019	2018	2018	2018	2018	Quarter
U.S. and Latin America:
Traditional	$11,654	$95,212	$116,328	$71,978	$2,892	$8,762
Financial Solutions:
Asset Intensive	64,958	(5,798)	65,490	60,840	47,262	17,696
Financial Reinsurance	18,319	19,394	21,583	21,548	20,159	(1,840)
Total U.S. and Latin America	94,931	108,808	203,401	154,366	70,313	24,618
Canada:
Traditional	50,279	45,647	21,149	21,805	23,707	26,572
Financial Solutions	1,348	1,195	1,646	3,544	3,191	(1,843)
Total Canada	51,627	46,842	22,795	25,349	26,898	24,729
Europe, Middle East and Africa:
Traditional	15,424	14,860	18,370	6,468	15,421	3
Financial Solutions	38,390	35,649	56,205	65,369	39,164	(774)
Total Europe, Middle East and Africa	53,814	50,509	74,575	71,837	54,585	(771)
Asia Pacific:
Traditional	36,624	33,745	62,007	58,862	22,887	13,737
Financial Solutions	6,083	(14,331)	206	4,138	4,021	2,062
Total Asia Pacific	42,707	19,414	62,213	63,000	26,908	15,799
Corporate and Other	(26,515)	(87,627)	(40,323)	(67,264)	(40,779)	14,264
Consolidated income before income taxes	$216,564	$137,946	$322,661	$247,288	$137,925	$78,639

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated Summary of Segment Adjusted Operating Income (USD thousands)

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
U.S. and Latin America:
Traditional	$18,126	$92,410	$116,361	$68,253	$1,209	$16,917
Financial Solutions:
Asset Intensive	59,580	52,777	63,782	49,739	49,662	9,918
Financial Reinsurance	18,319	19,394	21,583	21,548	20,159	(1,840)
Total U.S. and Latin America	96,025	164,581	201,726	139,540	71,030	24,995
Canada:
Traditional	44,612	50,340	19,952	22,162	25,557	19,055
Financial Solutions	1,348	1,195	1,646	3,544	3,191	(1,843)
Total Canada	45,960	51,535	21,598	25,706	28,748	17,212
Europe, Middle East and Africa:
Traditional	15,424	15,030	18,370	6,468	15,412	12
Financial Solutions	35,096	44,174	56,431	59,498	35,888	(792)
Total Europe, Middle East and Africa	50,520	59,204	74,801	65,966	51,300	(780)
Asia Pacific:
Traditional	36,620	33,745	62,006	58,862	22,882	13,738
Financial Solutions	3,335	2,020	1,339	2,864	1,278	2,057
Total Asia Pacific	39,955	35,765	63,345	61,726	24,160	15,795
Corporate and Other	(19,808)	(30,995)	(18,057)	(42,861)	(30,937)	11,129
Consolidated adjusted operating income before income taxes	$212,652	$280,090	$343,413	$250,077	$144,301	$68,351

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated Investments (USD thousands) Cash and Invested Assets

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
Fixed maturity securities, available-for-sale (1)	$41,738,443	$39,992,346	$39,005,212	$36,784,954	$37,945,260
Equity securities	89,865	82,197	101,069	108,070	103,983
Mortgage loans on real estate	5,117,545	4,966,298	4,779,074	4,558,669	4,437,994
Policy loans	1,312,349	1,344,980	1,320,050	1,339,252	1,346,930
Funds withheld at interest	5,729,838	5,761,471	5,976,301	5,981,092	6,005,892
Short-term investments	119,215	142,598	229,928	123,028	130,430
Other invested assets	2,006,870	1,915,297	1,706,979	1,605,562	1,512,147
Cash and cash equivalents	2,020,396	1,889,733	1,730,489	1,397,679	1,510,407
Total cash and invested assets	$58,134,521	$56,094,920	$54,849,102	$51,898,306	$52,993,043

(1) The Company holds the various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), residential mortgage-backed securities (“RMBS”), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supernational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
Average invested assets at amortized cost (1)	$28,096,587	$27,387,965	$27,029,073	$26,899,416	$27,024,934	$1,071,653
Net investment income (1)	$310,229	$298,902	$303,860	$285,832	$296,473	$13,756
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.49%	4.44%	4.57%	4.32%	4.46%	3 bps

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated Investments (USD thousands) Amortized Cost, Gross Unrealized Gains and Losses, and Estimated Fair Values of Fixed Maturity Securities

March 31, 2019
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate	$24,216,876	$1,024,557	$164,095	$25,077,338	60.1%	$—
Canadian governments	2,870,018	1,408,501	655	4,277,864	10.2%	—
RMBS	1,969,694	34,746	10,254	1,994,186	4.8%	—
ABS	2,243,449	14,286	15,749	2,241,986	5.4%	275
CMBS	1,404,852	30,009	3,115	1,431,746	3.4%	—
U.S. government	1,578,975	9,826	21,238	1,567,563	3.8%	—
State and political subdivisions	738,690	56,668	2,641	792,717	1.9%	—
Other foreign government	4,166,073	201,446	12,476	4,355,043	10.4%	—
Total fixed maturity securities	$39,188,627	$2,780,039	$230,223	$41,738,443	100.0%	$275

December 31, 2018
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate	$24,006,407	$530,804	$555,092	$23,982,119	59.9%	$—
Canadian governments	2,768,466	1,126,227	2,308	3,892,385	9.7%	—
RMBS	1,872,236	22,267	25,282	1,869,221	4.7%	—
ABS	2,171,254	10,779	32,829	2,149,204	5.4%	275
CMBS	1,428,115	9,153	18,234	1,419,034	3.5%	—
U.S. government	2,233,537	10,204	57,867	2,185,874	5.5%	—
State and political subdivisions	721,290	39,914	9,010	752,194	1.9%	—
Other foreign government	3,680,863	109,320	47,868	3,742,315	9.4%	—
Total fixed maturity securities	$38,882,168	$1,858,668	$748,490	$39,992,346	100.0%	$275

Reinsurance Group of America, Incorporated Investments (USD thousands) Corporate Fixed Maturity Securities by Sector

	March 31, 2019				December 31, 2018
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$4,840,662	$4,992,087	19.8%	A-	$4,853,921	$4,835,124	20.1%	A-
Brokerage/asset managers/exchanges	576,120	593,500	2.4%	A-	582,082	582,624	2.4%	A-
Finance companies	215,727	218,013	0.9%	BBB	184,843	179,219	0.7%	BBB
Insurance	2,377,567	2,452,102	9.8%	BBB+	2,293,651	2,263,918	9.4%	BBB+
REITs	627,102	645,506	2.6%	A-	639,466	638,511	2.7%	BBB+
Other finance	344,363	348,065	1.4%	A-	239,779	231,172	1.0%	A-
Total financial institutions	$8,981,541	$9,249,273	36.9%		$8,793,742	$8,730,568	36.3%
Industrials
Basic	$1,367,173	$1,416,948	5.7%	BBB	$1,296,617	$1,287,773	5.4%	BBB
Capital goods	1,221,990	1,238,859	4.9%	BBB	1,197,773	1,185,024	4.9%	BBB
Communications	1,948,891	2,036,622	8.1%	BBB+	1,903,510	1,917,240	8.0%	BBB
Consumer cyclical	1,131,872	1,170,196	4.7%	A-	1,188,006	1,187,639	5.0%	A-
Consumer noncyclical	2,419,923	2,501,661	10.0%	BBB+	2,584,174	2,581,539	10.8%	BBB+
Energy	1,764,061	1,853,014	7.4%	BBB+	1,799,801	1,814,668	7.6%	BBB+
Technology	741,482	764,375	3.0%	A-	767,069	768,807	3.2%	A-
Transportation	1,427,115	1,474,617	5.9%	A-	1,321,537	1,320,565	5.5%	A-
Other Industrial	293,624	303,234	1.2%	BBB+	278,370	278,856	1.2%	BBB+
Total industrials	$12,316,131	$12,759,526	50.9%		$12,336,857	$12,342,111	51.6%
Utilities
Electric	$2,267,811	$2,366,361	9.4%	BBB+	$2,245,526	$2,254,770	9.4%	A-
Natural gas	380,689	401,754	1.6%	A-	359,308	365,514	1.5%	A-
Other utility	270,704	300,424	1.2%	A-	270,974	289,156	1.2%	A-
Total utilities	$2,919,204	$3,068,539	12.2%		$2,875,808	$2,909,440	12.1%
Total	$24,216,876	$25,077,338	100.0%	BBB+	$24,006,407	$23,982,119	100.0%	BBB+

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Ratings of Fixed Maturity Securities

		March 31, 2019			December 31, 2018			September 30, 2018			June 30, 2018			March 31, 2018
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$25,496,994	$27,673,531	66.3%	$24,904,526	$26,180,440	65.5%	$24,627,894	$25,837,847	66.2%	$23,206,331	$24,697,276	67.2%	$23,699,901	$25,416,105	67.0%
2	BBB	11,872,478	12,244,807	29.3%	12,141,601	12,023,426	30.1%	11,466,201	11,526,902	29.6%	10,309,842	10,413,893	28.3%	10,502,621	10,816,607	28.5%
3	BB	1,318,883	1,319,201	3.2%	1,409,235	1,371,328	3.4%	1,187,035	1,168,627	3.0%	1,165,503	1,136,259	3.1%	1,209,542	1,211,330	3.2%
4	B	419,764	422,390	1.0%	395,694	385,670	1.0%	425,572	424,040	1.1%	501,101	488,648	1.3%	439,444	439,736	1.2%
5	CCC	13,414	14,357	—%	13,183	12,860	—%	27,341	30,106	0.1%	45,696	42,876	0.1%	45,617	43,929	0.1%
6	In or near default	67,094	64,157	0.2%	17,929	18,622	—%	17,089	17,690	—%	5,497	6,002	—%	16,580	17,553	—%
	Total	$39,188,627	$41,738,443	100.0%	$38,882,168	$39,992,346	100.0%	$37,751,132	$39,005,212	100.0%	$35,233,970	$36,784,954	100.0%	$35,913,705	$37,945,260	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting that meet the definition of SSAP No. 43R utilize the NAIC rating methodology.

All other securities will continue to utilize the NRSRO ratings, as available, or equivalent ratings based on information from the NAIC.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	March 31, 2019		December 31, 2018		September 30, 2018		June 30, 2018		March 31, 2018
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
RMBS
Agency	$798,669	$815,317	$811,044	$814,568	$813,762	$795,873	$840,284	$833,587	$861,908	$861,214
Non-agency	1,171,025	1,178,869	1,061,192	1,054,653	1,003,187	984,889	997,032	987,627	929,099	925,934
Total	1,969,694	1,994,186	1,872,236	1,869,221	1,816,949	1,780,762	1,837,316	1,821,214	1,791,007	1,787,148
CMBS	1,404,852	1,431,746	1,428,115	1,419,034	1,282,015	1,273,534	1,249,616	1,242,509	1,281,452	1,281,933
ABS	2,243,449	2,241,986	2,171,254	2,149,204	1,867,650	1,863,017	1,711,099	1,708,824	1,727,810	1,734,722
Total	$5,617,995	$5,667,918	$5,471,605	$5,437,459	$4,966,614	$4,917,313	$4,798,031	$4,772,547	$4,800,269	$4,803,803

Reinsurance Group of America, Incorporated Investments (USD thousands) Gross Unrealized Losses Aging Fixed Maturity Securities

	March 31, 2019		December 31, 2018		September 30, 2018		June 30, 2018		March 31, 2018
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$208,034	90.3%	$721,015	96.3%	$640,481	98.1%	$571,151	96.4%	$358,873	94.1%
20% or more for less than six months	20,845	9.1%	21,336	2.9%	309	—%	21,045	3.6%	20,232	5.3%
20% or more for six months or greater	1,344	0.6%	6,139	0.8%	12,293	1.9%	12	—%	2,360	0.6%
Total	$230,223	100.0%	$748,490	100.0%	$653,083	100.0%	$592,208	100.0%	$381,465	100.0%

Reinsurance Group of America, Incorporated Investments (USD thousands) Fixed Maturity Securities Below Amortized Cost

	As of March 31, 2019
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$1,140,753	$23,578	$3,756,371	$108,434	$4,897,124	$132,012
Canadian governments	2,812	19	72,244	636	75,056	655
RMBS	29,505	122	672,715	10,109	702,220	10,231
ABS	774,538	7,246	528,169	8,472	1,302,707	15,718
CMBS	100,664	369	227,404	2,746	328,068	3,115
U.S. government	1,265	1	1,125,274	21,237	1,126,539	21,238
State and political subdivisions	31,416	149	113,463	2,492	144,879	2,641
Other foreign government	115,581	2,813	345,928	7,213	461,509	10,026
Total investment grade securities	$2,196,534	$34,297	$6,841,568	$161,339	$9,038,102	$195,636

Below-investment grade securities:
Corporate	$215,368	$21,398	$161,915	$10,685	$377,283	$32,083
RMBS	—	—	1,001	23	1,001	23
ABS	—	—	1,029	31	1,029	31
Other foreign government	27,413	838	27,301	1,612	54,714	2,450
Total below investment grade securities	$242,781	$22,236	$191,246	$12,351	$434,027	$34,587
Total fixed maturity securities	$2,439,315	$56,533	$7,032,814	$173,690	$9,472,129	$230,223

Reinsurance Group of America, Incorporated Investments (USD thousands) Fixed Maturity Securities Below Amortized Cost

	December 31, 2018
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$8,505,371	$302,604	$3,611,266	$195,082	$12,116,637	$497,686
Canadian governments	25,169	419	131,806	1,612	156,975	2,031
RMBS	269,558	2,488	836,741	22,760	1,106,299	25,248
ABS	1,102,677	24,271	381,609	8,523	1,484,286	32,794
CMBS	384,259	4,304	414,719	13,930	798,978	18,234
U.S. government	8,616	80	1,086,694	57,787	1,095,310	57,867
State and political subdivisions	103,504	1,538	157,330	7,472	260,834	9,010
Other foreign government	789,859	24,509	472,934	17,446	1,262,793	41,955
Total investment grade securities	$11,189,013	$360,213	$7,093,099	$324,612	$18,282,112	$684,825

Below-investment grade securities:
Corporate	$755,679	$42,760	$122,559	$14,646	$878,238	$57,406
Canadian governments	443	34	1,770	243	2,213	277
RMBS	—	—	1,026	34	1,026	34
ABS	—	—	1,063	35	1,063	35
Other foreign government	128,725	5,574	7,479	339	136,204	5,913
Total below investment grade securities	$884,847	$48,368	$133,897	$15,297	$1,018,744	$63,665
Total fixed maturity securities	$12,073,860	$408,581	$7,226,996	$339,909	$19,300,856	$748,490

Reinsurance Group of America, Incorporated Investments (USD thousands) Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
Fixed maturity securities available-for-sale:
Other-than-temporary impairment losses on fixed maturities	$(9,453)	$(14,439)	$(10,705)	$(3,350)	$—	$(9,453)
Gain on investment activity	28,045	13,065	20,040	21,140	10,966	17,079
Loss on investment activity	(18,723)	(64,676)	(37,880)	(35,934)	(20,380)	1,657
Net loss on fixed maturity securities available-for-sale	(131)	(66,050)	(28,545)	(18,144)	(9,414)	9,283

Net gains (losses) on equity securities	3,817	(16,433)	7,297	(6,497)	(5,059)	8,876
Other impairment losses and change in mortgage loan provision	(1,859)	(3,684)	(6,566)	(1,357)	(312)	(1,547)
Other non-derivative gain, net	5,428	4,244	5,336	5,511	5,303	125

Free-standing derivatives:
Credit default swaps	14,500	(7,521)	4,689	1,084	(402)	14,902
Interest rate swaps - non-hedged	23,974	26,085	(12,228)	(8,600)	(26,571)	50,545
Interest rate swaps - hedged	—	8	(8)	(8)	(15)	15
Foreign currency swaps - non-hedged	723	(3,695)	—	—	—	723
Foreign currency swaps - hedged	(1,412)	(3,100)	574	1,435	2,373	(3,785)
Financial futures	(22,278)	28,512	(6,544)	(897)	129	(22,407)
CPI swaps	(8,851)	(9,051)	(4,223)	1,041	2,186	(11,037)
Equity options	(22,684)	22,522	(9,793)	(8,007)	2,593	(25,277)
Foreign currency forwards	492	(237)	(58)	(262)	323	169
Total free-standing derivatives	(15,536)	53,523	(27,591)	(14,214)	(19,384)	3,848

Embedded derivatives:
Modified coinsurance and funds withheld treaties	(2,092)	(32,932)	(2,081)	8,805	13,611	(15,703)
GMXB	18,161	(77,697)	32,133	15,324	14,785	3,376
Total embedded derivatives	16,069	(110,629)	30,052	24,129	28,396	(12,327)

Net gain (loss) on total derivatives	533	(57,106)	2,461	9,915	9,012	(8,479)

Total investment related gains (losses), net	$7,788	$(139,029)	$(20,017)	$(10,572)	$(470)	$8,258

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated Reconciliations of GAAP Income to Adjusted Operating Income (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2019	2018	2018	2018	2018	Quarter
U.S. & Latin America Traditional
Income before income taxes	$11,654	$95,212	$116,328	$71,978	$2,892	$8,762
Investment and derivative (gains) losses (1)	(3)	76	90	41	10	(13)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	6,475	(2,878)	(57)	(3,766)	(1,693)	8,168
Adjusted operating income before income taxes	$18,126	$92,410	$116,361	$68,253	$1,209	$16,917

U.S. & Latin America Asset Intensive
Income (loss) before income taxes	$64,958	$(5,798)	$65,490	$60,840	$47,262	$17,696
Investment and derivative (gains) losses (1)	21,498	(54,246)	29,414	19,587	26,027	(4,529)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(4,383)	35,810	2,138	(5,039)	(11,918)	7,535
GMXB embedded derivatives (1)	(18,161)	77,697	(32,133)	(15,324)	(14,785)	(3,376)
Funds withheld (gains) losses - investment income	5,690	(410)	585	(12,645)	10,315	(4,625)
EIA embedded derivatives - interest credited	1,518	12,222	(1,602)	565	(28,563)	30,081
DAC offset, net	(11,540)	(12,498)	(110)	1,755	21,324	(32,864)
Adjusted operating income before income taxes	$59,580	$52,777	$63,782	$49,739	$49,662	$9,918

U.S. & Latin America Financial Reinsurance
Income before income taxes	$18,319	$19,394	$21,583	$21,548	$20,159	$(1,840)
Adjusted operating income before income taxes	$18,319	$19,394	$21,583	$21,548	$20,159	$(1,840)

Canada Traditional
Income before income taxes	$50,279	$45,647	$21,149	$21,805	$23,707	$26,572
Investment and derivative (gains) losses (1)	(5,781)	4,313	(1,226)	812	1,873	(7,654)
Funds withheld (gains) losses - investment income	114	380	29	(455)	(23)	137
Adjusted operating income before income taxes	$44,612	$50,340	$19,952	$22,162	$25,557	$19,055

Canada Financial Solutions
Income before income taxes	$1,348	$1,195	$1,646	$3,544	$3,191	$(1,843)
Adjusted operating income before income taxes	$1,348	$1,195	$1,646	$3,544	$3,191	$(1,843)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Reconciliations of GAAP Income to Adjusted Operating Income (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2019	2018	2018	2018	2018	Quarter
Europe, Middle East and Africa Traditional
Income before income taxes	$15,424	$14,860	$18,370	$6,468	$15,421	$3
Investment and derivative (gains) losses (1)	—	170	—	—	(9)	9
Adjusted operating income before income taxes	$15,424	$15,030	$18,370	$6,468	$15,412	$12

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$38,390	$35,649	$56,205	$65,369	$39,164	$(774)
Investment and derivative (gains) losses (1)	(3,364)	8,568	87	(5,858)	(3,352)	(12)
Investment (income) loss on unit-linked variable annuities	(12,342)	10,536	(2,402)	(4,127)	2,652	(14,994)
Interest credited on unit-linked variable annuities	12,342	(10,536)	2,402	4,127	(2,652)	14,994
Non-investment derivatives	70	(43)	139	(13)	76	(6)
Adjusted operating income before income taxes	$35,096	$44,174	$56,431	$59,498	$35,888	$(792)

Asia Pacific Traditional
Income before income taxes	$36,624	$33,745	$62,007	$58,862	$22,887	$13,737
Investment and derivative losses (1)	(4)	—	(1)	—	(5)	1
Adjusted operating income before income taxes	$36,620	$33,745	$62,006	$58,862	$22,882	$13,738

Asia Pacific Financial Solutions
Income (loss) before income taxes	$6,083	$(14,331)	$206	$4,138	$4,021	$2,062
Investment and derivative (gains) losses (1)	(2,748)	16,351	1,133	(1,274)	(2,743)	(5)
Adjusted operating income before income taxes	$3,335	$2,020	$1,339	$2,864	$1,278	$2,057

Corporate and Other
Loss before income taxes	$(26,515)	$(87,627)	$(40,323)	$(67,264)	$(40,779)	$14,264
Investment and derivative losses (1)	3,680	56,791	22,958	23,913	9,842	(6,162)
Interest expense on uncertain tax positions	2,667	—	—	—	—	2,667
Non-investment derivatives	360	(159)	(692)	490	—	360
Adjusted operating loss before income taxes	$(19,808)	$(30,995)	$(18,057)	$(42,861)	$(30,937)	$11,129

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Reconciliations of Stockholders’ Equity to Stockholders’ Equity Excluding AOCI (USD thousands except per share data)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2019	2018	2018	2018	2018

Stockholders’ equity	$9,670,108	$8,450,553	$8,579,323	$8,601,702	$9,008,261
Less effect of AOCI:
Accumulated currency translation adjustments	(147,312)	(168,698)	(119,298)	(142,187)	(87,510)
Unrealized appreciation of securities	1,964,370	856,159	982,352	1,198,338	1,567,057
Pension and postretirement benefits	(51,093)	(50,698)	(50,249)	(51,180)	(51,151)
Stockholders’ equity, excluding AOCI	$7,904,143	$7,813,790	$7,766,518	$7,596,731	$7,579,865

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2019	2018	2018	2018	2018

Book value per share	$154.61	$134.53	$136.29	$135.09	$139.64
Less effect of AOCI:
Accumulated currency translation adjustments	(2.36)	(2.69)	(1.90)	(2.23)	(1.36)
Unrealized appreciation of securities	31.41	13.63	15.61	18.82	24.29
Pension and postretirement benefits	(0.82)	(0.80)	(0.79)	(0.81)	(0.78)
Book value per share, excluding AOCI	$126.38	$124.39	$123.37	$119.31	$117.49

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